SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 12, 2002
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                  FRANKLIN ELECTRONIC PUBLISHERS, INCORPORATED
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             (Exact name of Registrant as specified in its charter)

                                  Pennsylvania
                                  ------------
                 (State or other jurisdiction of incorporation)

              0-14841                             22-2476703
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      (Commission File Number)         (IRS Employer Identification Number)

              One Franklin Plaza, Burlington, New Jersey 08016-4907
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                    (Address of Principal Executive Offices)

                  Registrant's telephone number (609) 386-2500
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ITEM 5   OTHER EVENTS

         Franklin Electronic Publishers, Incorporated announced that effective March 12, 2002, Kenneth D. Cron resigned from Franklin's Board of Directors. Mr. Cron, 45, served on Franklin's Board since July 2000.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FRANKLIN ELECTRONIC PUBLISHERS, INC.

                                           By /s/ Gregory J. Winsky
                                             ---------------------------------
                                            Name:  Gregory J. Winsky
                                            Title: Executive Vice President

Date:   March 12, 2002


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